BLACKROCK FUNDS III

BlackRock LifePath® ESG Index Retirement Fund

BlackRock LifePath® ESG Index 2030 Fund

BlackRock LifePath® ESG Index 2035 Fund

BlackRock LifePath® ESG Index 2040 Fund

BlackRock LifePath® ESG Index 2045 Fund

BlackRock LifePath® ESG Index 2050 Fund

BlackRock LifePath® ESG Index 2055 Fund

BlackRock LifePath® ESG Index 2060 Fund

BlackRock LifePath® ESG Index 2065 Fund

BlackRock LifePath® ESG Index 2070 Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2026 (the “Supplement”)

to the Summary Prospectuses, Prospectuses and Statement of Additional Information of each Fund,

each dated February 27, 2026, as supplemented or amended to date

On June 11, 2026, the Board of Trustees of BlackRock Funds III (the “Trust”), on behalf of the Funds, approved a proposal to close the Funds to new and subsequent investments and thereafter to liquidate the Funds. Accordingly, effective 4:00 P.M. (Eastern time) on or about October 9, 2026, the Funds will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about October 16, 2026 (the “Liquidation Date”), all of the assets of each Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share, and each Fund will then be terminated as a series of the Trust.

Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Fund Advisors or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidation, each Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-LPEI-0626SUP